--------------------------------------------------------------------------------

                                     [LOGO]

                              The Central European
                                Equity Fund, Inc.

                               Semi-annual Report

                                 April 30, 2000

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

[LOGO]                                                      The Central European
                                                              Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                    June 1, 2000

Dear Shareholder,

      We are pleased that for the six months ended April 30, 2000, the Central European Equity Fund saw its net asset value per share and share price rise 26.8% and 20.0%, respectively, while the Fund's customized benchmark rose 12.1%. During the second quarter, the Fund's net asset value per share rose 2.2%, while its benchmark fell 8.3%. The Fund's share price declined 4.4%. The Fund's outperformance was largely due to its overweight position in Poland, which made up over 31% of the Fund's assets and is our favorite market in Europe. The Polish equity market rose 34.7% in U.S. dollar terms during the Fund's first six months. In addition, significant contribution came from long-held information technologies stocks such as Prokom, Softbank, and Computerland Poland. During the same period, the major stock index in Germany rose 16.1% in U.S. dollar terms, Hungary 9.2%, and the Czech Republic 5.5%.

      In both Hungary and Poland, the favorable macroeconomic outlook continues to be strong, with industrial output and GDP growth continuing to rise strongly through the first quarter. In Hungary, which represents 19% of the Fund's assets, interest rate cuts have helped to fuel growth, along with a boom in exports. In Poland, inflation rates are falling, interest rates are stable, and the country remains a favorite with foreign investors. In direct investment alone, Poland secured over $8 billion last year. For Hungary and Poland, we expect GDP growth to be over 5% for the next two years, far above the economic growth expected from both the U.S. and Western Europe.

      The Fund had 29.7% of its holdings in Germany as of April 30, 2000. The upswing in Germany's economic growth that began during the fourth quarter of last year has been gaining considerable momentum so far this year. The acceleration of global demand and the new enthusiasm for structural reforms in Germany are promising conditions for a long-lasting, broad-based recovery. The pillars of the strong growth are exports and investment. The weakness in the Euro has been a huge benefit for German exports, and increased demand for German goods from Asia and the U.S. has led to the highest level of business confidence in more than 10 years. As a result, the unemployment rate has been steadily falling, and GDP growth for 2000 is expected to be 3.2%, more than double the 1.5% growth achieved in 1999.

      Thus, the Central European Equity Fund remains an attractive investment vehicle to participate in the above-average growth of this region.

                                     Sincerely,


/s/ Christian Strenger                     /s/ Paul W. Higgins

Christian Strenger                         Paul W. Higgins
Chairman                                   President and Chief Executive Officer

FUND HISTORY AS OF APRIL 30, 2000
--------------------------------------------------------------------------------

STATISTICS:

Net Assets ...................................................    $185,414,197
Shares Outstanding ...........................................       9,147,195
NAV Per Share ................................................          $20.27

TOTAL RETURNS:
 Period                                                                    NAV
--------                                                                 ------
6 months ended 4/30/00 ......................................            26.77%
1 year ended 10/31/99 .......................................             2.48%
3 years ended 10/31/99(a) ...................................            (2.49)%
5 years ended 10/31/99(a) ...................................             4.67%

(a) Average annual return

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record                                           Ordinary   LT Capital
 Date                                             Income       Gains     Total
------                                           --------   ----------   -----
11/16/98 ..................................        $0.14         --      $0.14
9/1/98 ....................................        $0.01      $0.01      $0.02
11/17/97 ..................................        $1.54      $5.01      $6.55
9/3/97 ....................................           --      $0.02      $0.02
12/19/96 ..................................        $0.11      $1.79      $1.90

OTHER INFORMATION:

NYSE Ticker Symbol ...........................................             CEE
Nasdaq Symbol ................................................           XCEEX
Dividend Reinvestment Plan ...................................             Yes
Voluntary Cash Purchase Program ..............................             Yes
Annual Expense Ratio .........................................            1.36%

PERFORMANCE
--------------------------------------------------------------------------------

     [The following table was depicted as a chart in the printed material]

                    Six months ended 4/30/00           Year ended 10/31/99

NET ASSET VALUE               26.77%                        2.48%

MARKET VALUE                  20.00%                       (3.29)%

MSCI+                         12.10%                       19.31%

+ MSCI is a customized composite index consisting of leading securities in Central and Eastern Europe with the following country weightings: Germany 35%, Poland 20%, Hungary 15%, Russia 10%, Czech Republic 10%, and Austria 10%.

10 LARGEST EQUITY HOLDINGS AS OF APRIL 30, 2000
--------------------------------------------------------------------------------

                               % of                                      % of
                             Portfolio                                 Portfolio
                             ---------                                 ---------

1. Matav                        8.0       6. Munchner Ruckversicherungs    4.1
2. Telekomunikace Polska        6.9       7. Allianz                       3.7
3. Siemens                      5.6       8. Mol Magyar Olaj-ES Gazipari   3.3
4. Elektrim                     4.5       9. Deutsche Telekom              3.0
5. Cesky Telecom                4.1      10. SAP                           3.0

--------------------------------------------------------------------------------

===========================
Country        % of
             Portfolio
---------------------------
  Poland       31.1
---------------------------
 Germany       29.7
---------------------------                   [MAP OMITTED]
 Hungary       19.0
---------------------------
 Czech
Republic       10.3
---------------------------
 Austria        6.6
---------------------------
 Croatia        3.3
---------------------------
  Total         100%
===========================

                                                                          [LOGO]
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                                       3

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

Question: How are Poland's membership negotiations with the European Union progressing?

Answer: Poland, which expects to join the 15-nation European Union in 2003, is one of the front-runners among Eastern European countries lining up for membership. The country has been very aggressive in meeting the stringent guidelines the EU has set for membership. The economy has been growing at an average rate of 5% in the recent years and has already begun to reorganize its social insurance and health systems in order to cut spending. Poland wants to wrap up its preparations by the first half of next year to ensure it will be among the first to join. As part of the negotiations, there are 29 subject areas that need to be agreed upon with the European Union. To date talks on 10 areas have been completed. Negotiations on agriculture, the last and most difficult of the issues, begins on June 14. In Poland, farms are small and inefficient. They employ more than one-quarter of the country's workforce, yet account for just 6% of total output. The country has been working on bringing the dairy and meat producers up to EU standards, but the real challenge for Poland will be to create non-farm jobs in the countryside as some jobs will be displaced as a result of joining the EU.

Question: In the Letter to Shareholders, you mention structural reforms currently underway in Germany. Can you explain some of these reforms in more detail?

Answer: This past December, Germany's Finance Minister announced its plan to eliminate a 50% capital gains tax on asset sales by companies, effective in 2001. The plan would finally clear the path to unprecedented corporate restructuring within Germany. It would allow companies to divest, free of tax, big equity stakes held in other corporations. The practice of cross-shareholdings began after World War II in an attempt to rebuild Germany, but has since become a roadblock in the modernization of Germany's industry. Investors have long complained that the cross-shareholdings have hampered returns and held back industry consolidation. This new development is expected to improve Germany's competitiveness and to boost its capital markets by increasing liquidity and allowing companies to make better use of their cash currently tied up in long-term holdings. So far, industrial companies have been able to get away with below average profit margins because their majority owners protected them from hostile bids. Going forward, this protection will be removed, leading to further industry consolidation and increased profitability.

Hanspeter Ackermann, Chief Investment Officer of the Central European Equity
Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

OUTLOOK FOR THE CENTRAL EUROPEAN ECONOMIES

Germany

Since the beginning of the year, economic growth in Germany has been surging. The persistent weakness of the Euro, combined will robust global economic growth creates an ideal condition for the exporting countries in the Euro-zone. Germany's rise in GDP growth of 3.5% in the first quarter was the strongest since the first quarter of 1998, and it indicates that Germany has overcome the period of low growth which followed the emerging markets crisis. Driving this economic growth are exports, which grew at an annualized rate of 11.7% during the first quarter. Furthermore, the growth in exports has led to strong increases in investment in machinery and equipment. In addition, all indicators point to the expansion gaining momentum in the coming months. The German IFO business climate index has been setting new records each month; order intake in German manufacturing has been steadily increasing; and private consumption has remained strong due to higher disposable household income. Investment in construction is set to increase further, due to a higher order backlog and improved business expectation in the sector. In addition, the reduction in unemployment from 10.2% to 9.6%, the lowest in 5 years, and the anticipation of tax cuts should give an added boost to consumption. But the biggest contributor to growth in 2000 will continue to come from exports. Exports are benefiting from the weak Euro, which makes German goods highly competitive. The pickup in growth in Europe and emerging markets should also add to the momentum.

Poland

Poland, the heaviest weighted country in the Fund's investments, experienced an acceleration of GDP growth in the 4th quarter of 1999, rising 6.2%, resulting in a healthy 4.1% rate for the full year. The trend should continue with growth forecasted to be 5% in both 2000 and 2001. The growth, driven by strong domestic demand, has been helped by the expected recovery in exports. The current account deficit, currently 7.5% of GDP, should improve over the next two years as growth across Europe picks up and increases the demand for Polish goods. However, the current account deficit has been more than offset by the extremely strong foreign direct investment inflows. Furthermore, we expect the current account deficit to stabilize by late summer, and possibly even start improving. Current economic data shows that a respectable recovery in exports is underway, with first quarter exports up 9.2% from last year. Successive interest rate increases have brought a decline in inflation to 7%, down from nearly 10% in 1999. Inflation should continue to decline, falling to 5.0% in 2001. As a result, we expect inflation rates to be stable for the rest of the year.

--------------------------------------------------------------------------------

Hungary

Hungary's strong macroeconomic outlook continues to impress. GDP growth in the first quarter was a very strong 6.8%, exceeding all estimates. The growth was driven mainly by the industrial sector and in particular, manufacturing which continues to benefit from the stronger demand from the European Union. Hungary should record GDP growth of 5.0% this year, a better rate than almost all countries in all of Europe, and 5.1% in 2001. Inflation has been on a declining trend in 2000. Having peaked in December at 11.2%, inflation dropped sharply in January to 10%, and fell even further in February to 9.8%. We believe this trend will continue during the coming months as the pressure from oil and food prices has eased. We estimate that at year end, the inflation rate will fall to 8.8%, and to 7.0% in 2001. The budget deficit is targeted to fall to 3.5% of GDP from 3.9% for last year, but we feel the deficit could be significantly better than the target, especially given the prospect of much stronger GDP growth.

Czech Republic

Recent economic data continue to support our view that the Czech economy is recovering. Last month, industrial production increased 5.2% from last year's level, retail sales rose 7.9%, and productivity rose 9.9%. The strength of the retail sales report confirmed the strengthening trend of domestic demand. In addition, there has been no increase in inflation, and we therefore believe that interest rates, already the lowest in the region, should remain stable. GDP growth is forecasted to rebound significantly over the next two years, increasing 1.5% this year and 2.8% in 2001, after two years of negative economic growth. Furthermore, the government is finally beginning to get back on the fast tract for EMU entry by privatizing the state owned banks.

PRINCIPAL BENEFITS OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

1. You have a chance to buy at a discount.

      Presently your Fund's shares trade at a discount to net asset value. No one has been able to explain satisfactorily why discounts and premiums exist other than to note they are a barometer of market sentiment just like price/earnings ratios. We believe the Fund's current discount offers you the opportunity to magnify your investment by buying a dollar's worth of assets for less than a dollar.

2. You have the opportunity for better investment management from a stable fund environment.

      Your Fund's managers are able to focus on the investment process. They concentrate on which securities to buy and sell and when to do so. They have the flexibility to sell when prices rise and buy when they fall.

      The managers do not have to be concerned with inflows of money or outflows as do open-end mutual fund managers. They may remain more fully invested, without having to keep a cash cushion to meet redemptions. They can ride out market down-turns without having to sell securities they would prefer to keep. This is particularly important with your Fund because the managers are able to invest in less liquid securities seeking better performance in the long run.

      In addition, a constant inflow of money can also make mutual funds victims of their own success. The inflows must be invested by the portfolio manager at times when good investment opportunities may not exist, which can create a drag on the fund's performance.

3. The closed-end fund's focus is on current shareholders.

      With a fixed amount of capital, a closed-end fund is not generally involved in attracting additional funds, and shareholders are not required to pay for the costs of attracting new investors. The open-end mutual fund portfolio manager, however, has an incentive to attract new shareholders because the amount of fees earned by the management company in no small part depends on adding new money to the fund. In order to market the mutual fund to new shareholders, current mutual fund shareholders are often charged marketing fees which reduce the current shareholders' returns. In contrast, closed-end fund investors are not burdened with these fees. Thus, the closed-end fund portfolio manager is able to focus on returns for current shareholders, not attracting new ones.

4. Expenses may be lower.

      Unlike open-end mutual funds, the closed-end funds do not have recurring marketing fees. There are no back-end load charges or 12b-1 marketing fees.

      We are pleased that your Fund continues to enjoy one of the lowest expense ratios of all of the European funds, whether they be open-end or closed-end, according to Lipper Analytical. This lower cost is passed on to you, our shareholder.

5. You can trade on an exchange.

      Our Fund has been listed on the New York Stock Exchange since inception. You can control the timing of your purchases and sales unlike mutual funds which only take orders for execution at the end of the day and at a price you do not know in advance. You may also place restrictions on your orders just like any other exchange traded stock such as limit orders or stop orders.

      You have the benefit of seeing the interday trading activity in your Fund's shares, which can assist you in identifying the right times to buy or sell and make limit order strategies more useful.

THE BOARD OF DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

      Since inception, your Board of Directors has consisted largely of independent professionals having no business relationship with the manager or adviser. There are several committees of the Board--including Audit, Advisory, Securities Lending and Pricing--that consist solely of outside Directors. These committees play an important role in overseeing the working of the Fund and its compliance with the various securities regulations.

      At its January 31, 2000 Board Meeting, the Board of Directors established an Executive Committee consisting of five independent Directors plus the Fund's Chairman. Also at the April 14, 2000 Board Meeting, the Directors adopted an Audit Committee charter in keeping with new guidelines of the Securities and Exchange Commission and the New York Stock Exchange.

      There are five regularly-scheduled Board Meetings each year. These meetings are combined for the three closed-end funds managed by the Deutsche Bank Group: Germany Fund, New Germany Fund and Central European Equity Fund. While each Fund's Board of Directors focuses on matters relating to such Fund, the effect of having combined Boards of Directors meetings expands the professional knowledge contributed at the meetings. In addition to the board meetings, there are combined committee meetings (primarily Audit and Advisory) during the year. All committees of the Board, with the exception of the Nominating Committee and the newly-created Executive Committee of which the Fund's Chairman is a member, consist exclusively of disinterested Directors who are able to represent shareholders objectively.

      The list of Directors of all three closed-end funds and their principal occupations is published each year in the proxy statements. We summarize this information on page 9.

DIRECTORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Detlef Bierbaum, Partner, Sal. Oppenheim & Cie., (private bank)

Mr. John A. Bult, Chairman, PaineWebber International

*Hon. Richard R. Burt, Chairman, IEP Advisers, LLP; former U.S. Ambassador to
  Germany

*Mr. John H. Cannon, Vice President & Treasurer, Venator Group

*Mr. Richard Goeltz, former Vice Chairman and Chief Financial Officer, American
  Express Co.

*Dr. Franz-Wilhelm Hopp, Chairman, ERGO Versich-erungsgruppe AG (insurance)

*Dr. Claus Koehler, Economist; former Member of the Directorate of the
  Bundesbank (German Central Bank)

*Mr. Ernst-Ulrich Matz, Chief Financial Officer, IWKA AG (engineering)

*Mr. Edward Schmults, former General Counsel, GTE Corp.; former partner, White &
  Case, former Deputy Attorney General of the United States

*Mr. Hans G. Storr, former CFO, Philip Morris Companies Inc.

Mr. Christian Strenger, Chairman of the Boards of Directors of the Closed-End
  Funds, former CEO, DWS (Deutsche Bank's mutual fund group)

*Dr. Juergen Strube, Chairman, BASF AG (chemicals)

*Dr. Frank Tromel, Chairman, Delton AG (industrial holding company)

*Mr. Robert Wadsworth, President, Robert H.Wadsworth & Associates, Inc. (fund administration)

*Mr. Werner Walbrol, President and CEO, German American Chamber of Commerce

*Mr. Otto Wolff von Amerongen, Chairman, Otto Wolff AG (industrial holding company); former director, Exxon Company

*Mr. Peter Zuhlsdorff, Chairman, DIH-German Industrie Holding, former Chairman of the Board, Wella AG (hair care products)

Note: The Directors of the three funds (Germany Fund, New Germany Fund and Central European Equity Fund) meet together in combined board meetings although they speak for their respective funds. Three Directors sit on all three fund boards: Messrs. Bult, Strenger and Wadsworth. The following sit only on the boards of the Germany Fund and the Central European Equity Fund: Messrs. Bierbaum, Burt, Koehler, Schmults, Storr, Strube, Walbroel and Wolff. The following sit only on the board of the New Germany Fund: Messrs. Cannon, Goeltz, Hopp, Matz, Troemel and Zuhlsdorff.

* indicates a "disinterested director"

OFFICERS AND ADVISORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Paul W. Higgins, President and Chief Executive Officer of the Closed-End
  Funds, Managing Director and Head of Private Banking Americas of Deutsche Bank

Mr. Hanspeter Ackermann, Chief Investment Officer of the Closed-End Funds and
  Managing Director of Deutsche Bank Securities Inc.

Mr. Robert Gambee, Chief Operating Officer and Secretary of the Closed-End
  Funds, Director of Deutsche Bank Securities Inc.

Mr. Joseph Cheung, Chief Financial Officer and Treasurer of the Closed-End Funds and Vice President of Deutsche Bank Securities Inc.

Ms. Isabella Chan, Funds Administrator, Deutsche Bank Securities Inc.

Mr. Thomas Gill, Assistant Vice President of Deutsche Bank Securities Inc.

Mr. Christophe Bernard, Senior Portfolio Manager, Deutsche Asset Management
  International GmbH

Mr. Thomas Bucher, Portfolio Manager, Deutsche Asset Management International
  GmbH

Mr. John Bostelman, Partner, Sullivan & Cromwell, Counsel to the Funds

Mr. Frank P. Bruno, Partner of Brown & Wood, Counsel to the Independent
  Directors

SHARES REPURCHASED
--------------------------------------------------------------------------------

      During the past five years, the Fund has been purchasing shares of its common stock in the open market. Your Directors continue to believe the Fund represents excellent value. The shares repurchased for the past five years are as follows:

Calendar year          1995      1996       1997         1998         1999
                       ----      ----       ----         ----         ----

Shares repurchased    91,700    776,660    601,397     2,457,254    1,329,300

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

      The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee. Further information is contained at the end of this Annual Report.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (unaudited)
--------------------------------------------------------------------------------

  Shares          Description                                          Value
  ------          -----------                                          -----

INVESTMENTS IN GERMAN
    SECURITIES--29.7% OF NET ASSETS
            COMMON STOCKS--24.0%

            BANKS--4.2%
125,000     Commerzbank ......................................     $   4,730,960
 74,000     Dresdner Bank ....................................         3,070,029
                                                                   -------------
                                                                       7,800,989
                                                                   -------------

            CHEMICALS--2.0%
 85,000     BASF .............................................         3,677,184
                                                                   -------------

            DIVERSIFIED TELECOMMUNICATIONS
               SERVICES--3.0%
 87,000     Deutsche Telekom .................................         5,580,258
                                                                   -------------

            INDUSTRIAL CONGLOMERATES--7.0%
 60,000     Preussag .........................................         2,478,295
 70,600     Siemens ..........................................        10,424,834
                                                                   -------------
                                                                      12,903,129
                                                                   -------------

            INSURANCE--7.8%
 18,000     Allianz ..........................................         6,935,405
 26,000     Munchner Ruckversicherungs .......................         7,593,191
                                                                   -------------
                                                                      14,528,596
                                                                   -------------

            Total Common Stocks
              (cost $34,990,856) .............................        44,490,156
                                                                   -------------

            PREFERRED STOCK--5.7%
            HEALTH CARE EQUIPMENT
               & SUPPLIES--2.7%
22,200      Fresenius ........................................         4,988,797
                                                                   -------------

            SOFTWARE--3.0%
 9,400      SAP ..............................................         5,533,222
                                                                   -------------

            Total Preferred Stocks
              (cost $9,981,921) ..............................        10,522,019
                                                                   -------------

            Total Investments in
              German Securities
              (cost $44,972,777) .............................        55,012,175
                                                                   -------------

INVESTMENTS IN AUSTRIAN
    COMMON STOCKS--6.6%

            ELECTRONIC EQUIPMENT
               & INSTRUMENTS--1.2%
30,000      Austria Technology
              & Systemtec ....................................         2,148,038
                                                                   -------------
            HOTELS RESTAURANTS
               & LEISURE--0.7%
30,000      DO & Co. .........................................         1,187,289
                                                                   -------------
            IT CONSULTING & SERVICES--1.1%
16,000      S&T System Integration
              & Technology ...................................         2,110,736
                                                                   -------------
            METALS & MINING--0.9%
60,000      Va Stahl .........................................         1,714,063
                                                                   -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--2.7%
30,000      Cybertron Telekom ................................         5,054,849
                                                                   -------------
            Total Investments in
              Austrian Common Stocks
              (cost $12,758,640) .............................        12,214,975
                                                                   -------------

----------
See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

 Shares                Description                                     Value
 ------                -----------                                     -----

INVESTMENTS IN CROATIAN
    COMMON STOCKS--3.3%

            BANKS--1.5%
188,000     Zagrebacka Banka (GDR) ..........................       $  2,697,800
                                                                    ------------
            BEVERAGES--0.2%
 10,787     Karlovacka Pivovara(1) ..........................            460,033
                                                                    ------------
            PHARMACEUTICALS--1.6%
240,000     Pliva D.D. (GDR) ................................          3,000,000
                                                                    ------------
            Total Investments in
              Croatian Common Stocks
              (cost $6,682,349) .............................          6,157,833
                                                                    ------------

INVESTMENTS IN CZECH
    REPUBLIC COMMON STOCKS--10.3%

            BANKS--2.6%
 629,996    Komercni Banka (GDR)* ...........................          4,772,220
                                                                    ------------
            DIVERSIFIED TELECOMMUNICATION
              SERVICES--4.1%
  326,000   Cesky Telecom ...................................          6,049,039
   85,000   Cesky Telecom (GDR) .............................          1,564,000
                                                                    ------------
                                                                       7,613,039
                                                                    ------------
            INDUSTRIAL CONGLOMERATES--2.0%
1,290,000   Ceske Energeticke Zavody* .......................          3,748,528
                                                                    ------------
            TELECOMMUNICATIONS--1.6%
   66,730   Ceske Radiokomunikace (GDR)* ....................          3,012,860
                                                                    ------------
            Total Investments in Czech
              Republic Common Stocks
              (cost $13,075,965) ............................         19,146,647
                                                                    ------------
INVESTMENTS IN HUNGARIAN
    COMMON STOCKS--19.0%

            AUTOMOBILES--1.3%
240,000     Raba ............................................          2,337,196
                                                                    ------------

            BANKS--2.3%
 75,000     OTP Bank ........................................          3,329,606
 21,000     OTP Bank (GDR)* .................................            940,800
                                                                    ------------
                                                                       4,270,406
                                                                    ------------
            CHEMICALS--1.1%
 89,557     Pannonplast .....................................          2,129,080
                                                                    ------------
            DIVERSIFIED TELECOMMUNICATIONS
               SERVICES--8.0%
500,000     Matav ...........................................          3,430,423
328,000     Matav (ADR) .....................................         11,377,500
                                                                    ------------
                                                                      14,807,923
                                                                    ------------
            IT CONSULTING & SERVICES--1.1%
190,000     Synergon Information System
              (GDR)*+ .......................................          2,042,500
                                                                    ------------
            OIL & GAS--3.3%
340,000     Mol Magyar Olaj-ES
              Gazipari (GDR) ................................          6,035,000
                                                                    ------------
            PHARMACEUTICALS--1.9%
 44,000     Gedeon Richter ..................................          2,439,968
 20,000     Gedeon Richter (GDR ) ...........................          1,098,000
                                                                    ------------
                                                                       3,537,968
                                                                    ------------

            Total Investments in
              Hungarian Common Stocks
              (cost $30,210,483) ............................         35,160,073
                                                                    ------------

----------
(1) Illiquid security.
* Non-income producing securities.
+ 144A. Restricted to resale to institutional investors only.
GDR -- Global Depository Receipt
ADR -- American Depository Receipt

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

 Shares                  Description                                  Value
 ------                  -----------                                  -----

INVESTMENTS IN POLISH
    COMMON STOCKS--31.1%

            BANKS--4.6%
 150,000    Bank Handlowy w
              Warszawie (GDR) .................................    $  2,167,500
 117,331    Bank Rozwoju Eksportu .............................       3,666,594
  31,700    Bank Przemyslowo--Handlowy ........................       1,521,317
 215,286    Wielkopolski Bank Kredytowy .......................       1,230,206
                                                                   ------------
                                                                      8,585,617
                                                                   ------------
            COMPUTER & PERIPHERALS--2.9%
 116,801    Computerland* .....................................       2,372,520
  86,994    Optimus ...........................................       3,029,255
                                                                   ------------
                                                                      5,401,775
                                                                   ------------
            CONSTRUCTION & ENGINEERING
               --3.9%
 373,410    Budimex* ..........................................       2,450,502
 265,362    Exbud* ............................................       2,221,222
 100,000    Exbud (GDR)* ......................................         817,500
 588,805    Mostostal Zabrze ..................................       1,656,014
                                                                   ------------
                                                                      7,145,238
                                                                   ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES--8.1%
   80,000   Netia (ADR) .......................................       2,212,000
1,665,000   Telekomunikace Polska
              144A (GDR)+ .....................................      12,778,875
                                                                   ------------
                                                                     14,990,875
                                                                   ------------
            MEDIA--1.3%
 100,000    Agora (GDR)                                               2,325,000
                                                                   ------------
            METALS & MINING--1.2%
155,000     KGHM Polska Miedz (GDR) ...........................       2,263,000
                                                                   ------------
            OIL & GAS--1.6%
300,000     Polski Koncern Naftowy ............................       3,000,000
                                                                   ------------
            SOFTWARE--3.0%
180,000     Prokom Software (GDR) .............................       3,636,000
 46,721     Softbank (GDR) ....................................       1,997,323
                                                                   ------------
                                                                      5,633,323
                                                                   ------------
            TRADING COMPANIES &
               DISTRIBUTORS--4.5%
 669,892    Elektrim* .........................................       8,373,650
                                                                   ------------
            Total Investments in
              Polish Common Stocks
              (cost $45,937,703) ..............................      57,718,478
                                                                   ------------

 U.S. Dollars
(In Thousands)
--------------

            REPURCHASE AGREEMENT**--6.5%
 12,061     Agreement with Salomon Smith
              Barney Inc., 5.68% dated
              04/28/00, due 05/01/00 in the
              amount of $12,066,759 collateralized
              by USTB of $12,355,000,
              5.00% due 02/28/01
              (cost $12,061,050) ..............................      12,061,050
                                                                   ------------
            Total Investments--106.5%
              (cost $165,698,967) .............................     197,471,231

            Liabilities in excess of cash
              and other assets--(6.5%) ........................     (12,057,034)
                                                                   ------------
            NET ASSETS--100% ..................................    $185,414,197
                                                                   ============

----------
* Non-income producing securities.
** Investment of cash collateral received for portfolio securities on loan. + 144A. Restricted to resale to institutional investors only.
GDR -- Global Depository Receipt
ADR -- American Depository Receipt

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (unaudited)
--------------------------------------------------------------------------------

ASSETS

Investments, at value (cost $165,698,967) ....................................   $ 197,471,231
Cash and foreign currencies ..................................................         271,416
Interest receivable ..........................................................         102,073
Dividends receivable .........................................................          95,162
Foreign withholding tax refund receivable ....................................          33,399
Receivable for securities sold ...............................................           4,265
Other assets .................................................................           8,594
                                                                                 -------------
   Total assets ..............................................................     197,986,140
                                                                                 -------------

LIABILITIES

Payable upon return of securities loaned .....................................      12,061,050
Management fee payable .......................................................          99,699
Investment advisory fee payable ..............................................          49,773
Payable for securities lending brokers' rebate and agency fees ...............          88,271
Payable for shares repurchased ...............................................          88,149
Payable for Directors' fees and expenses .....................................          34,000
Accrued expenses and accounts payable ........................................         151,001
                                                                                 -------------
   Total liabilities .........................................................      12,571,943
                                                                                 -------------

NET ASSETS ...................................................................   $ 185,414,197
                                                                                 =============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares of common stock) ....   $ 227,409,342
Cost of 4,358,780 shares held in treasury ....................................     (66,131,459)
Accumulated net investment loss ..............................................      (1,036,687)
Accumulated net realized loss on investments and foreign currency transactions      (6,600,403)
Net unrealized appreciation of investments and foreign currency ..............      31,773,404
                                                                                 -------------
Net assets ...................................................................   $ 185,414,197
                                                                                 =============

Net asset value per share
   ($185,414,197 divided by 9,147,195 shares of
   common stock issued and outstanding) ......................................          $20.27
                                                                                        ======

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

                                                                        For the six
                                                                        months ended
                                                                         April 30,
                                                                           2000
                                                                       ------------
NET INVESTMENT LOSS

Income
   Dividends .......................................................   $    205,623
   Interest ........................................................         14,646
   Securities lending, net of borrowers' rebate and agency fees ....         17,754
                                                                       ------------
      Total income .................................................        238,023
                                                                       ------------

Expenses
   Management fee ..................................................        582,425
   Investment advisory fee .........................................        291,971
   Custodian and Transfer Agent's fees and expenses ................        135,250
   Directors' fees and expenses ....................................         77,556
   Legal fee .......................................................         78,553
   Audit fee .......................................................         29,000
   Reports to shareholders .........................................         70,376
   NYSE listing fee ................................................         14,334
   Miscellaneous ...................................................         13,950
                                                                       ------------
      Total expenses before custody credits* .......................      1,293,415
      Less: custody credits ........................................        (18,705)
                                                                       ------------
      Net expenses .................................................      1,274,710
                                                                       ------------
Net investment loss ................................................     (1,036,687)
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:
   Investments .....................................................     12,776,378
   Foreign currency transactions ...................................       (353,523)
Net change in unrealized appreciation/depreciation on:
   Investments .....................................................     27,374,919
   Translation of other assets and liabilities from foreign currency          2,497
                                                                       ------------
Net gain on investments and foreign currency transactions ..........     39,800,271
                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............   $ 38,763,584
                                                                       ============

* The custody credits are attributable to interest earned on U.S. cash balances.

      See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)
--------------------------------------------------------------------------------

                                                                                           For the six      For the year
                                                                                           months ended        ended
                                                                                             April 30,       October 31,
                                                                                                2000            1999
                                                                                           -------------    -------------
INCREASE (DECREASE) IN NET ASSETS

Operations
   Net investment loss .................................................................   $  (1,036,687)   $    (750,880)
   Net realized gain (loss) on:
      Investments ......................................................................      12,776,378        1,326,518
      Foreign currency transactions ....................................................        (353,523)        (608,689)
   Net change in unrealized appreciation/depreciation on:
      Investments ......................................................................      27,374,919          878,811
      Translation of other assets and liabilities from foreign currency ................           2,497           81,227
                                                                                           -------------    -------------
   Net increase in net assets resulting from operations ................................      38,763,584          926,987
                                                                                           -------------    -------------
Distributions to shareholders from:
   Net investment income ...............................................................              --       (1,430,362)
   Net realized foreign currency gains* ................................................              --         (113,624)
                                                                                           -------------    -------------
                                                                                                      --       (1,543,986)
                                                                                           -------------    -------------
Capital share transactions:
   Net proceeds from reinvestment of dividends (0 and
      66,019 shares, respectively, issued from treasury) ...............................              --          866,499
   Cost of shares repurchased (689,700 and 1,270,800 shares, respectively) .............     (10,614,137)     (16,809,888)
                                                                                           -------------    -------------
   Net decrease in net assets from capital share transactions ..........................     (10,614,137)     (15,943,389)
                                                                                           -------------    -------------

Total increase (decrease) in net assets ................................................      28,149,447      (16,560,388)

NET ASSETS

Beginning of period ....................................................................     157,264,750      173,825,138
                                                                                           -------------    -------------
End of period (including accumulated net investment loss of $1,036,687 and undistributed
  net investment income of  $-0-, respectively) ........................................   $ 185,414,197    $ 157,264,750
                                                                                           =============    =============

----------
*     Characterized as ordinary income for tax purposes.

      See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2000 (unaudited)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The Central European Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 7, 1990 as The Future Germany Fund, Inc., a non-diversified, closed-end management investment company. The Fund commenced investment operations on March 6, 1990. Pursuant to shareholder approvals, on June 29, 1995, the Fund changed its name and investment objective to allow investment in Central European countries, and on June 20, 1997, the Fund changed its investment policies to permit increased flexibility in the geographic distribution of the Fund's investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Repurchase Agreements: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Loans of Portfolio Securities: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund and is identified separately in the Statement of Operations.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros ("EUR") and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2000, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $90,286 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2000 were $76,500,243 and $85,648,615, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at October 31, 1999 of approximately $18.9 million which will expire in 2006. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED

At April 30, 2000, the market value of the securities loaned and amount of collateral received with respect to such loans were $11,486,710 and $12,061,050, respectively. For the six months ended April 30, 2000, net earnings to the Fund from investing such collateral were $17,754, after deducting borrowers' rebate and agency fees of $138,850.

NOTE 6. CAPITAL

During the six months ended April 30, 2000 and the year ended October 31, 1999, the Fund purchased 689,700 and 1,270,800 of its shares of common stock on the open market at a total cost of $10,614,137 and $16,809,888, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 24.2% and 20.0%, respectively. These shares are held in treasury.

NOTE 7. LITIGATION

On December 23, 1998, a complaint purporting to be a class action was filed against the Fund, its Manager, Investment Adviser and its Directors, alleging such parties failed to take adequate steps to diminish the trading discount of the Fund's shares. Management of the Fund believes that this claim is without merit and it intends to contest all allegations as well as the purported class status. On December 29, 1999, the district court dismissed the complaint in its entirety. That decision has been appealed, and no decision has yet been reached. Although the amount of loss, if any, cannot be estimated at the present time, management believes that it will not have a material adverse effect on the Fund's financial condition.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                   For the six                    For the year ended October 31,
                                                   months ended      ------------------------------------------------------------
                                                  April 30, 2000       1999        1998          1997        1996         1995
                                                  --------------     --------    --------      --------     --------     --------
Per share operating performance:
Net asset value:
Beginning of period ............................     $  15.99        $  15.74    $  28.00      $  24.56     $  20.70     $  18.65
                                                     --------        --------    --------      --------     --------     --------
Net investment income (loss) ...................         (.11)           (.08)        .13           .09          .17          .13
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions         4.03             .09       (6.18)         5.26         3.93         2.03
                                                     --------        --------    --------      --------     --------     --------
Increase (decrease) from investment operations .         3.92             .01       (6.05)         5.35         4.10         2.16
                                                     --------        --------    --------      --------     --------     --------
Increase resulting from share repurchases ......          .36             .40         .82           .28          .14          .09
                                                     --------        --------    --------      --------     --------     --------
Distributions from net investment income .......           --            (.13)       (.01)         (.11)        (.13)        (.19)
Distributions from net realized
   foreign currency gains+ .....................           --            (.01)         --            --         (.03)        (.01)
Distributions from net realized
   short-term capital gains+ ...................           --              --       (1.54)           --           --           --
Distributions from net realized
   long-term capital gains .....................           --              --       (5.02)        (1.81)        (.22)          --
                                                     --------        --------    --------      --------     --------     --------
Total distributions ............................           --            (.14)      (6.57)        (1.92)        (.38)        (.20)
                                                     --------        --------    --------      --------     --------     --------
Dilution in NAV from dividend reinvestment .....           --            (.02)       (.46)         (.27)          --           --
                                                     --------        --------    --------      --------     --------     --------
Net asset value:
   End of period ...............................     $  20.27        $  15.99    $  15.74      $  28.00     $  24.56     $  20.70
                                                     ========        ========    ========      ========     ========     ========
Market value:
   End of period ...............................     $  15.00        $  12.50    $13.0625      $ 23.125     $ 19.625     $  16.00
Total investment return for the period:++
   Based upon market value .....................        20.00%          (3.29)%    (22.89)%       28.93%       25.28%        6.37%
   Based upon net asset value ..................        26.77%           2.48%*    (26.09)%*      22.41%*      20.74%*      12.22%
Ratio to average net assets:
   Total expenses before custody credits** .....         1.36%***        1.44%       1.20%         1.10%        1.08%        1.24%
   Net investment income (loss) ................         (.39)%***       (.44)%       .56%          .32%         .73%         .68%
Portfolio turnover .............................        41.62%          60.35%      97.48%        68.20%       52.30%       38.89%
Net assets at end of period (000's omitted) ....     $185,414        $157,265    $173,825      $325,972     $289,133     $247,529

----------
 +    Characterized as ordinary income for tax purposes.
++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
  * Total investment return reflects the change in investment objectives of the Fund (see Note 1).
 ** The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets would have been 1.34%, 1.43% and 1.17% for 2000, 1999 and 1998, respectively.
***   Annualized.

See Notes to Financial Statements.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited)
--------------------------------------------------------------------------------

      The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

      Under the Plan, participating stockholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

      Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

      For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

      The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited) (continued)
--------------------------------------------------------------------------------

      The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

      Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjust-ment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

      Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

EXECUTIVE OFFICES

31 West 52nd Street, New York, NY 10019

(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER

Deutsche Bank Securities Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company

LEGAL COUNSEL

Sullivan & Cromwell

DIRECTORS AND OFFICERS

CHRISTIAN STRENGER
Chairman and Director

DETLEF BIERBAUM
Director

JOHN A. BULT
Director

RICHARD R. BURT
Director

PROF. DR. CLAUS KOEHLER
Director

EDWARD C. SCHMULTS
Director

HANS G. STORR
Director

DR. JUERGEN F. STRUBE
Director

ROBERT H. WADSWORTH
Director

WERNER WALBROEL
Director

OTTO WOLFF von AMERONGEN
Director

PAUL W. HIGGINS
President and Chief Executive Officer

HANSPETER ACKERMANN
Chief Investment Officer

ROBERT R. GAMBEE
Chief Operating Officer and Secretary

JOSEPH M. CHEUNG
Chief Financial Officer and Treasurer

----------
      All investment management decisions are made by a committee of United States and German advisors.

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This report, including the financial statements herein, is transmitted to the shareholders of The Central European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI customized composite index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

--------------------------------------------------------------------------------

                                      CEE
                          ---------------------------
                                     Listed
                          ---------------------------
                                      NYSE
                          THE NEW YORK STOCK EXCHANGE

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The Central European Equity Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks capital appreciation primarily through investment in Central and Eastern European equities. It is managed by Deutsche Bank Securities Inc., using investment advice from the Deutsche Asset Management International GmbH unit of Deutsche Bank AG, the world's largest bank.

SHAREHOLDER INFORMATION

Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.

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There are three closed-end funds for your selection:

o     Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o     New Germany Fund--investing primarily in the middle market German companies including the Neuer Markt, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o     Central European Equity Fund--investing primarily in Central and Eastern
            Europe.

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

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